VERSUM MATERIALS INVESTOR MEETINGS December 2016

FORWARD-LOOKING STATEMENTS This presentation contains certain statements regarding future actions, results and other matters which are “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. The words “believe,” “expect,” “anticipate,” “project,” “estimate,” “budget,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “seek,” “should,” “will,” “would,” “objective,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target” and similar expressions identify these forward-looking statements, which speak only as of the date the statements were made. Forward-looking statements include, without limitation, statements about business strategies, operating plans, and outlook for Versum Materials, our growth prospects, expectations as to future sales, operating income or Adjusted EBITDA, estimates regarding capital requirements and needs for additional financing, estimates of expenses and cost reduction efforts, future revenues and profitability, our future operating results on a segment basis, anticipated cash flows, estimates of the size of the market for our products, estimates of the success of other competing technologies that may become available, and our future success as an independent public company. These forward-looking statements are based on management’s reasonable expectations and assumptions as of the date of this presentation. Actual results and the outcomes of future events may differ materially from the those expressed or implied in the forward-looking statements because of a number of risks and uncertainties, including, without limitation, weakening of global or regional general economic conditions and product supply versus demand imbalances in the semiconductor industry could decrease the demand for our goods and services; our concentrated customer base; our ability to continue technological innovation to meet the evolving needs of our customers; our inability to protect and enforce intellectual property rights; our available cash and access to additional capital is limited by our substantial debt; uncertainty regarding the availability of financing to us in the future and the terms of such financing; restrictions in the agreements governing our indebtedness; operational, political and legal risks of our international operations; hazards associated with specialty chemical manufacturing could disrupt our operations or the operations of our suppliers or customers; changes in government regulations in the countries we operate; raw material shortages and price increases; sole source and limited source suppliers; costs of complying with global environmental health and safety regulations; the impact of changes in environmental, tax or other legislation and regulations in jurisdictions in which Versum Materials and its affiliates operate; the security of our information technology networks and systems could be compromised and disrupted; fluctuation of currency exchange rates; increased competition; costs and outcomes of litigation or regulatory investigations; the timing, impact, and other uncertainties of future acquisitions; the successful relocation of our headquarters and organizational changes; our ability to realize the anticipated benefits as a result of our Separation from Air Products; our ability to successfully complete the transition to an independent public company; our historical financial data as part of Air Products may not reflect what our financial results would have been had we been an independent company; the loss of certain benefits enjoyed as part of Air Products; increased costs as a separate public company; our ability to assure customers of our financial stability as a separate company; tax and other potential liabilities to Air Products assumed in connection with the separation and spin-off; restrictions against engaging in certain corporate transactions; potential conflicts of interest between us and Air Products by our directors and officers; potential state and federal law liabilities arising out of the separation and spin-off from Air Products; fluctuations in our stock price; no guarantee regarding the timing, amount or payment of dividends; dilution of your percentage of stock ownership; restrictions in our governing documents and of Delaware law may prevent or delay an acquisition of us. These and other important factors that could cause actual results or events to differ materially from those expressed in our forward-looking statements are described in our filings with the U.S. Securities and Exchange Commission, including our Form 10 Registration Statement, as amended, and our periodic filings. Versum Materials disclaims any obligation or undertaking to disseminate any updates or revisions to the outlook and any forward-looking statements contained in this document to reflect any change in assumptions, beliefs or expectations, or any change in circumstances occurring after the date of this presentation. Non-GAAP Financial Measures This presentation contains certain “Non-GAAP financial measures.” Please refer to the Appendix for definitions of the non-GAAP financial measures used herein and for a reconciliation of those non-GAAP financial measures to their most comparable GAAP measures.

CONTENTS  Semiconductor Industry Overview  Versum Materials’ Business  Financial Profile  2017 Industry Trends and Versum Priorities  Appendices and Reconciliations 3

VERSUM MATERIALS INVESTMENT HIGHLIGHTS Solid growth High margins Low capital intensity Strong cash flow 4 BEST IN CLASS ELECTRONIC MATERIALS COMPANY  Leadership positions in a profitable and complex semiconductor materials industry Strong technology, commercial and operations capabilities     Compelling growth platforms with sustainable competitive advantage Strong financial performance and cash flow generation Experienced management team with proven track record Global infrastructure  Refer to Appendix for reconciliations between GAAP and non-GAAP measures.

SEMICONDUCTOR OVERVIEW

SEMICONDUCTOR INDUSTRY FUNDAMENTALS DEMAND, COMPLEXITY AND PERFORMANCE FOR NEW GENERATION NODES DRIVES MATERIALS GROWTH • Growing technology driven industry that enables human advancement - Computation / Mobility / Big Data / Internet of Things (IoT) • Complexity of Growing technology driven industry that enables human advancement - Computation / Mobility chip architectures driving materials innovation and growth - New Materials required to enable next generation nodes - Increased processing steps changing the number of products and volume requirements - Managing complexity and collaboration is critical to success in Materials • Substantial industry capital spending across the cycles • Significant industry concentration and growth in Asia 6 Source: ASM ISS 2016 and Versum estimates GROWTH SUPPORTED BY NEED FOR NEW MATERIALS KEY GROWTH METRICS 2013 2014 2015 2016 Wafer Equipment (Gartner, CY) -8% 16% 0% -1% MSI Growth (Hilltop Economics, FY) 2% 8% 7% 0% SOURCE: Linx/Hilltop Economics, Gartner, Versum estimates

7 SCOPE OF SEMICONDUCTOR SPACE MATERIALS MARKET OF OVERALL SEMICONDUCTOR REVENUES • Critical competencies in molecular design, formulation expertise and ultra high purity • Changing semiconductor industry dynamics reducing cyclicality and lowering volatility • More than 80% of VSM materials sales to semiconductor industry in both the memory and logic segments • Increased importance of materials in next generation nodes driving growth • Strong customer intimacy with strong product development partnerships with customers and OEMs • Strategically located assets in Asia • Advanced Materials revenue growth driven by new product and new applications Our Business $0 $100 $200 $300 $400 $500 Semiconductor Market OEM $450 B Semiconductor Value Chain IC Materials Wafers 34% Polysilicon 13% Photomasks 9% Photoresists 4% CMP slurries 4% Specialty gases 4% Specialty Chemicals 1% Bulk Gases 4% Specialty substrates 4% Wet Process Chemicals 3% Sputtering Targets 2% Other 18% $50 Billion IC Materials Market Our Focus ~ $5B Versum Participates in Only ~1% of the Overall Semiconductor Market(a) (a) Excludes Delivery Systems SBU. Source: SEMI , 2016 McClean Report by IC Insights, Versum estimates

SEMICONDUCTOR INDUSTRY IS CHANGING SHIFTING GROWTH DRIVERS (MOBILITY & IOT) & INDUSTRY CONCENTRATION 8 IC MARKET SHARE BY SYSTEM TYPE (%)  Scale and concentration in leading edge semiconductor manufacturers  Move towards consumer products driven demand Source: 2015 McClean Report by IC Insights. 55.6% 51.3% 45.0% 37.2% 32.7% 18.5% 22.0% 29.3% 36.7% 41.8% 13.0% 12.9% 12.2% 11.6% 10.3% 4.7% 6.3% 6.5% 7.4% 8.4% 8.2% 7.5% 7.0% 7.1% 6.8% 0% 20% 40% 60% 80% 100% 1998 2003 2008 2013 2018F P e rc e n t S h a re ( % ) Computer Communications Consumer Auto Industrial/Other Source: SEMI * Projected * CONCENTRATION OF IC SUPPLIERS

A CONCENTRATED INDUSTRY CRITICAL TO HAVE STRONG RELATIONSHIPS WITH INDUSTRY LEADERS 67% • Top 10 WW capacity leaders represent 72% of all IC output (area basis) • Only 29 players operate 300mm fabs; only 15 operate more than one SEMICONDUCTOR INDUSTRY CONCENTRATION $0 $400 $800 $1,200 $1,600 $2,000 G LO B A L W A FE R C A P A C ITY (K W A FE R S/ M O ) Source: 2014 McClean Report by IC Insights GLOBAL SHARE OF 300MM WAFER CAPACITY 3.8 million 300mm Wafers per Month Installed (as of 12/2013) 90% 96% Top 5 Leaders Top 10 Leaders Top 15 Leaders 9

MULTIPLE GROWTH DRIVERS

MATERIALS ARE CRITICAL TO BOTH LEGACY AND ADVANCED NODES

N10 & BELOW ADVANCED LOGIC

- New dielectrics and low defectivity CMP slurries
- Metals for work function tuning and barriers
- Lower k interconnect dielectrics
- Metal and barrier CMP slurries
- Scaling via multiple patterning materials
- Selective etching chemistries

MEMORY

- Vertical NAND requires new dielectrics, metals and polishes
- DRAM scaling via multiple patterning materials
- New etch hardmasks
- Higher k capacitor dielectrics

INTERNET OF THINGS

- Stripping and cleaning products
- Selective release etching chemistries
- Dielectrics and cleans for advanced packaging and through silicon vias

NEW CHINA FABS & EXPANSIONS

- New memory fabs for VNAND and DRAM
- Foundry fabs for advanced logic devices

- Overall silicon demand more correlated with global GDP
- Advanced Nodes growing faster, about 2x GDP
- Materials growing faster, about 1.5x - 3x GDP, driven primarily by innovation required to enable advanced nodes
- Substantial semiconductor capex across the cycles

VERSUM MATERIALS

10

MATERIALS & EQUIPMENT GROWTH DRIVERS FOR INNOVATION AND USE 11 • Industry volume growth - MSI of Silicon for Materials - CAPEX Investment for Equipment and Services • Technology changes from new chip architectures - Next generation nodes (new materials) - 3 dimensional structures (more processing steps) • Competitive position as a materials supplier - Innovation/Differentiation capabilities - Supply infrastructure/Cost/Quality - Customer Partnership/Access LOGIC TRANSISTOR ROADMAP VERTICAL NAND 3D XPOINT 3D MEMORY

12 ARCHITECTURE CHANGES INCREASING DEMAND EXAMPLE – IMPACT OF MEMORY GROWTH AND ARCHITECTURE CHANGE GROWTH DRIVERS • Increasing demand for Memory and capacity expansions by industry leaders • Move to 3-D structures is increasing number of layers and materials requirements (more deposition and etch intensive) Volume/Wafer - WF6 >2x - NF3 ~1.5x - C4F6 >6x • Demand for new Materials and Processing Steps MEMORY DEMAND GROWTH AND ARCHITECTURE SHIFT 2-D vs. 3-D NAND Source: SEMI

VERSUM’S BUSINESS

14 • Global provider of innovative solutions to the semiconductor and display industries ⁻ Provides high purity specialty process gas, cleaners and etchants, slurries, organosilanes and organometallics deposition films, and equipment • Leadership positions in key niche markets providing mission-critical products to its customers • > 30 years of experience, and employs 1,900 people across 10+ countries Adj. EBITDA and Margin Financial results based on Versum financial results as reported in Form 10 and in earnings release Q42016. 2016 Sales By Segment Delivery Systems 22% Materials 78% Europe 9% Asia 63% Americas 28% 17% 24% 30% 34% 2013 2014 2015 2016 $224 $145 $302 $327 2016 Sales By Destination VERSUM AT-A-GLANCE LEADING AND INNOVATIVE SUPPLIER TO SEMICONDUCTOR INDUSTRY Refer to Appendix for reconciliations between GAAP and non-GAAP measures.

GLOBAL INTRASTRUCTURE SCALE AND BREADTH TO SUPPORT CUSTOMERS GLOBALLY 15 • Well-invested global infrastructure • In-region flexible manufacturing capabilities • Local technical support • Collaborative product development with customers • 1,900 employees • 14 production facilities • 6 R&D + technical centers

16 The Materials Partner Of Choice Of The Semiconductor Industry • Focus on the semiconductor (IC) materials space where materials provide low cost in use/high value in use • Leverage technology leadership, global scale, quality and reliability capabilities • Partnership with customers and OEMs to develop and commercialize the next generation technologies which will advance the industry Versum Materials Participates In Six Of Seven Key Semiconductor Process Steps PROFITABLE GROWTH PLATFORM FOCUSED PURE PLAY WITH STRONG PORTFOLIO AND CAPABILITIES

POSITIONED WITH THE KEY PLAYERS HIGH QUALITY GLOBAL CUSTOMER BASE 17 Top 20 Customers 80% • Serve semiconductor industry leaders with broad and diverse products portfolio • Growth driven by partnerships requiring innovation capabilities, collaboration, and trust • Many products are Process of Record (POR) in customer manufacturing process VERSUM MATERIALS Asia 63% Europe 9% Americas 28% Other 20% Customers 11 – 20 11% Top 10 Customers 69%

CREATING VALUE BY MANAGING COMPLEXITY VERSUM RECOGNIZED AS A VALUED SUPPLIER 18 SUPPLY CHAIN TECHNOLOGY QUALITY & RELIABILITY DELIVERY & SERVICE SAFETY

MATERIALS SEGMENT DIVERSIFIED PORTFOLIO FOCUSED ON TECHNOLOGY DRIVEN SEMICONDUCTORS • Integrated provider of leading edge specialty materials, more than 80% to the semiconductor market • Advanced Materials - ~85% of portfolio is based on proprietary or patent-protect positions • Process Materials - High-purity gases & chemicals for cleaning, etching, doping & film deposition • 980 employees, 11 production and 6 R&D facilities serving more than 250 customers 19 Solid growth High margins Low capital intensity Strong free cash flow Sales: $757 Op Income: $252 Op Inc Margin: 33% Adj EBITDA: $297 Adj EBITDA Margin: 39% Process Materials 51% Advanced Materials 49% Asia 67% Europe 7% Americas 26% 2016 Sales By Business Unit 2016 Sales By Destination Refer to Appendix for reconciliations between GAAP and non-GAAP measures.

ADVANCED MATERIALS DIFFERENTIATED AND INNOVATIVE MATERIALS TO MEET NEXT-GENERATION REQUIREMENTS 20 CMP SLURRY ADVANCED DEPOSITION SURFACE PREP AND CLEAN - $500 $1,000 $1,500 $2,000 $2,500 Share Estimate #3 #1 #2/#3 Product Market Size ($m) Solvent & semi-aqueous formulations of acids, bases, corrosion inhibitors, complexing agents Designed to remove debris and contamination left behind from wafer processing (etching, CMP, others) High purity specialty gases and specialty chemicals; molecules designed for low temperature, clean decomposition Used to create the conductor, insulator, and semiconductor layers of IC transistors High purity, functionalized abrasive particles suspended in an aqueous chemical formulation Formulated to planarize deposited films to provide a flat surface for fabricating the next device layer Applications CMP Slurry Surface Prep and Clean Advanced Deposition Advanced Materials Growth  HIGH-VALUE DIFFERENTIATED MATERIALS  DEMONSTRATED TRACK RECORD OF PROVIDING INTEGRATED TECHNOLOGY SOLUTIONS  COLLABORATION WITH BOTH SEMICONDUCTOR AND EQUIPMENT MANUFACTURERS Source: Linx and Versum estimates

PARTNERSHIPS CRITICAL TO SUCCESS

COMMITMENT, PARTNERSHIP AND TECHNOLOGY CRITICAL TO ADDING VALUE

LEADING ADVANCED MATERIALS OEMS

ADVANCED DEPOSITION

Applied Materials, TEL, Lam Research, ASMi, HIKE

PLANARIZATION

Ebara, Applied Materials

SURFACE PREP & CLEAN

Screen, TEL, Lam Research

Cost-of-ownership is driven by process efficiency (throughput and yield)


CUSTOMERS
SAMSUNG
intel
tsmc
UMC
TOSHIBA
Leading Innovation
OEMs
Lam RESEARCH
SCREEN
EBARA
APPLIED MATERIALS
VERSUM MATERIALS

Materials are emerging as the enablers for advanced device performance

Equipment facilitates the scaling and efficient use of new materials

STRATEGIC ELEMENT	BENEFIT TO EMD
• Align with innovation leaders	• Collaborate with the best partners and industry trend setters
• Win Best Known Method status	• Facilitate information flow
• Win Process of Record	• Understand the cost-of-ownership
• Partner to optimize High Volume use of new offerings	• Improve forecasting
• Understand impact of localized OEMs	• Align with the right regional partners

COMPLEX, HIGH BARRIERS TO ENTRY

VERSUM MATERIALS

21

TIMELINE FOR NEW PRODUCTS FOR IC MANUFACTURING > 10% OF ITS ADVANCED MATERIALS SALES INTO RESEARCH AND DEVELOPMENT 22 VO LUM E [W A FER S/ M O N TH ] MONTHS -60 -24 -12 0 12 24 PROCESS DEVELOPMENT HIGH VOLUME MANUFACTURING Source: ITRS Roadmap, Versum Estimates Alpha Tool HVM Tool Beta Tool ADM ADM / PLA / SP&C Material Selection Material Integration OEM BKMs IDM PORs

PROCESS MATERIALS GLOBAL DISTRIBUTION CAPABILITIES, COMPETIVE COST, PURITY, QUALITY AND RELIABILITY 23 - $250 $500 $750 $1,000 $1,250 $1,500 $1,750 $2,000 $2,250 Market Dynamics 2014-2020 Share Estimate FLUORINATED GASES DOPANTS INORGANIC HYDRIDES, OXIDES, AND HALIDES Fluorinated Gases Inorganic Hydrides, Oxides, and Halides Process Materials Growth #3 #2 Market Size ($M) Competitors rebalanced supply/demand given PV over capacity overinvestment and low profitability Growth in memory, especially 3D VNAND, driving significant increase in demand of key products Industry debottlenecking to support increased demand Regional players source crude commodities and purify or distribute purified electronic grade products Few competitors due to high barriers to entry into specialty gases (sensitive and difficult to handle products) Forecast new demand drivers for hydrides to improve IC speed  IMPROVED OUR COST COMPETITIVENESS AND IN-REGION SUPPLY INFRASTRUCTURE  LEVERAGE OUR GLOBAL SUPPLY CHAIN AND SAFETY, QUALITY AND RELIABILITY CAPABILITIES  GROW WITH OUR CUSTOMERS SILICON PRECURSORS Dopants #1 Source: Linx and Versum estimates

DELIVERY SYSTEMS & SERVICES SEGMENT DIVERSIFIED PORTFOLIO FOCUSED ON TECHNOLOGY DRIVEN SEMICONDUCTORS 24 Solid growth High margins Low capital intensity Strong free cash flow • Gas & Chemical Delivery Systems – sale of equipment critical to managing delivery of key materials into the semiconductor process • Turnkey and Installation – of materials delivery systems • On-Site Services (MEGASYS): - On-going on-site inventory management of critical gases and chemicals - MegaSys has more than 450 people servicing over 50 customer locations Sales: $213 Op Income: $51 Op Inc Margin: 24% Adj EBITDA: $53 ADJ EBITDA argin: 25% Onsite Services 29% Equipment & Installations 71% Asia 46% Europe 18% Americas 36% 2016 Sales By Business Unit 2016 Sales By Destination Refer to Appendix for reconciliations between GAAP and non-GAAP measures.

FINANCIAL PROFILE

ESTIMATED CASH FLOW NET DEBT TO ADJ EBITDA (In millions, except debt multiple) FY2016 Debt Term Loan 575 Senior Notes 425 Total Debt 1,000 Less Cash 106 Net Debt 894 2016 ADJ EBITDA 327 Net Debt/Adjusted EBITDA (x) 2.7x (In millions) FY2016 Total Adjusted EBITDA $327 Working Capital (7) Estimated Cash Taxes (54) Cash Interest & Principal Repayment (49) Less Working Capital, Cash Taxes and Interest $217 Capital Expenditures (36) Cash Flow $181 CASH GENERATION AND LEVERAGE FISCAL YEAR 2016 BASIS 26 NOTES: FY16 EBITDA and capital spending based on carve-out unaudited financials. Working capital is estimated change in accounts receivable, inventory and accounts payables for FY16. Interest and principal repayment reflect forward estimates on $1B debt financing closed September 30, 2016. Estimated cash taxes based on 23% cash tax rate, which management believes will be consistent with current tax position on a stand-alone basis. Refer to Appendix for reconciliations between GAAP and non-GAAP measures.

CALENDAR YEAR % CHANGE GLOBAL GDP 2.7% – 3.0% GLOBAL MSI 2% – 6% WAFER FAB EQUIPMENT 5% – 9% SOURCE: Linx/Hilltop Economics, Gartner, Versum estimates FINANCIAL OUTLOOK NOTES: 2016 Actual reflects carveout financials and includes $3 million of Adjusted EBITDA for businesses remaining with APD. 2017 guidance includes approximately $10 million of transition costs; Adj EBITDA excludes estimated one time restructuring costs of $20 - $25mm. 2017 D&A estimate of $50MM; cash and book tax rate in range of 20 – 25%, capital spending includes $35-40 of stand-up capital 2017 FISCAL YEAR FINANCIAL OUTLOOK FISCAL YEAR 2016 ACTUAL VERSUS 2017 OUTLOOK AND DRIVERS 27 MARKET DRIVERS:  Continued strong VNAND demand  Acceleration of advanced logic devices  Logic and memory drive continued new fab expansions BUSINESS DRIVERS:  Volume growth from new products, capacity expansions and increased equipment sales  Continued cost optimization  Maintain margins ASSUMPTIONS FOR GROWTH OUTLOOK Reconciliation of net income to our 2017 outlook for adjusted EBITDA is not provided. See Appendix for more information. (In millions) FISCAL 2016 ACTUAL 2017 OUTLOOK SALES $970 $990 – $1,050 ADJ EBITDA $327 $330 – $350 Capital Expenditures $36 $75 – $85

2017 TRENDS & PRIORITIES

SEMICONDUCTOR MARKET OUTLOOK

2017 TREND EXPECTATIONS

Drivers for Innovation and Use



N10 & BELOW ADVANC ED LOGIC
MEMOR Y
INTERNE T OF THINGS
NEW CHINA FABS & EXPANSI ONS

- Advanced logic benefits as 10nm moves from qualification into production
- VNAND production accelerates as additional flash manufacturers ramp
- DRAM shows signs of recovery
- Equipment capex remains robust as leading edge logic, VNAND and China investments continue
- IoT and automotive applications drive demand for legacy nodes

Unit Shipments	2016E	2017E	2018E
Smartphones	6.2%	6.6%	5.3%
Servers	3.2%	4.1%	4.1%
PCs	(8.2%)	1.8%	2.4%
Solid-State Drives	34%	25%	21%
IoT (MCU)	4.5%	5.0%	7.1%

NOTE: Gartner and Versum estimates; top 5 products shipments represent ~50% of semi consumption

5 Strongest End Markets

- Smartphones
- Servers
- PC (returns to growth)
- Solid State Drives
- IoT

VNAND: Vertical NAND; DRAM: Dynamic Random Access Memory; IoT: Internet of Things; MCU: Micro Controller Units

VERSUM MATERIALS 29

30 2017 PRIORITIES DRIVING OPERATIONAL EXCELLENCE AND FINANCIAL EXECUTION AS A STAND-ALONE COMPANY APD TSA: Air Products and Chemicals Transition Service Agreements; VSM: Versum Stand-Alone Activities  Transition Fully to Stand-Alone • Move from APD TSA to VSM stand-alone managed cost structure • Robust Reporting and Governance processes • Investor Engagement • Implement enterprise resource planning (ERP) system  Deliver on 2017 Fiscal Year Financial Targets  Drive Innovation to capture market share on next generation nodes  Strengthen front line commercial and technical capabilities  Optimize Cash Flow generation to fund value enhancing organic and inorganic investments  Complete debottlenecking and capacity expansions in Materials segment  Continue to optimize our global supply network  Increase operating productivity and yield  Expand our Quality and Reliability capabilities Productivity Growth  Customer Focus – Strengthened capabilities to collaborate and create value for customers  Accountability – Increased alignment of compensation to direct business level performance Culture

VERSUM MATERIALS INVESTMENT HIGHLIGHTS Solid growth High margins Low capital intensity Strong cash flow 31 BEST IN CLASS ELECTRONIC MATERIALS COMPANY  Leadership positions in a profitable and complex semiconductor materials industry Strong technology, commercial and operations capabilities     Compelling growth platforms with sustainable competitive advantage Strong financial performance and cash flow generation Experienced management team with proven track record Global infrastructure 

APPENDICES

2016 MARKET FUNDAMENTALS

SEMICONDUCTOR TRENDS


Drivers for Innovation and Use
N10 & BELOW ADVANCE D LOGIC
MEMORY
INTERNET OF THINGS
NEW CHINA FABS & EXPANSI ONS

- Advanced logic focused on start-up of next generation node (i.e., 10nm)
- Robust demand for solid state drives accelerating VNAND production
- Equipment capex from new fabs and expansion pulled forward for both logic and VNAND devices
- IoT and Automotive applications driving sustainability of legacy nodes

Subject	FYQ416	FYQ415	% change		FY16	FY15	% change
GDP (CY)	n/a	n/a	n/a		n/a	n/a	2.5%
MSI (FY)	2730	2591	5.4%		10478	10480	-
Wafer Fab Equip Spend (FY)	$9.3 B	$8.3 B	11.4%		$31.9 B	$32.1 B	(0.5%)

SOURCE: Semi, Gartner (Q4FY16E), IMF (April 2016) and Versum estimates

VERSUM MATERIALS

IoT: Internet of Things; VNAND: Vertical NAND ; MSI: Millions of Square Inches

33

34 REVENUES BY BUSINESS & REGION FISCAL YEARS 2014 - 2016 Year Ended September 30, 2016 2015 2014 Sales to External Customers (by Origin) (In millions) United States $ 349.4 $ 361.3 $ 330.3 Taiwan 230.8 236.3 228.0 South Korea 217.2 220.3 184.3 China 53.8 70.9 76.9 Europe 57.8 69.2 70.3 Asia, excluding China, Taiwan, and South Korea 61.1 51.3 52.7 Total $ 970.1 $ 1,009.3 $ 942.5 Geographic Information Year Ended September 30, 2016 2015 2014 (In millions) Materials Process Materials $ 387.4 $ 387.3 $ 321.8 Advanced Materials 369.3 356.1 318.2 DS&S Equipment and Installations 150.8 208.3 244.1 Site Services 62.6 57.6 58.4 Total $ 970.1 $ 1,009.3 $ 942.5 Sales by Product Group

RECONCILIATIONS Non-GAAP Financial Measures This presentation includes “non-GAAP financial measures,” including Adjusted EBITDA, Segment Adjusted EBITDA, Adjusted EBITDA margin, Segment Adjusted EBITDA margin, net debt and estimated cash flow. We define Adjusted EBITDA as net income excluding certain disclosed items which we do not believe to be indicative of underlying business trends, including interest expense, income tax provision, depreciation and amortization expense, non-controlling interests, and business separation, restructuring and cost reduction actions. Versum Materials defines Segment Adjusted EBITDA as segment operating income excluding segment depreciation and amortization expense, and equity affiliates’ income. Adjusted EBITDA margin and Segment Adjusted EBITDA margin are calculated by dividing Adjusted EBITDA and Segment Adjusted EBITDA, respectively, by sales. In the Appendix to this presentation, Versum Materials has provided reconciliations of net income to Adjusted EBITDA and of segment operating income (loss) to Segment Adjusted EBITDA, in each case the most directly comparable GAAP financial measure. We encourage investors to read these reconciliations. Our presentation of estimated cash flow is defined as Adjusted EBITDA, less capital expenditures, working capital, cash taxes and cash Interest and principal repayment. Management believes that estimated cash flow is meaningful to investors because it is an indication of the strength of the company and its ability to generate cash. However, a limitation of estimated cash flow is that it does not represent the total increase or decrease in cash during the period. Estimated cash flow is not intended to be an alternative to cash flows from operating activities as a measure of liquidity. In addition, the term “cash flow” does not have a standardized meaning. Therefore, other companies may use the same or a similarly named measure but exclude different items or use different computations, which may provide investors a comparable view of our performance in relation to other companies.

RECONCILIATIONS Non-GAAP Financial Measures (continued) The presentation of these non-GAAP financial measures is intended to enhance the usefulness of financial information by providing measures which management uses internally to evaluate operating performance. We use these non-GAAP measures to assess our operating performance by excluding certain disclosed items that we believe are not representative of our underlying business. We use Adjusted EBITDA to calculate performance-based cash bonuses and determine whether certain performance-based options and restricted stock units vest (as such bonuses, options and restricted stock units are tied to Adjusted EBITDA). We use Segment Adjusted EBITDA as the primary measure used by our chief operating decision maker to evaluate the ongoing performance of our business segments. We believe non-GAAP financial measures provide investors with meaningful information to understand our underlying operating results and to analyze financial and business trends. These non-GAAP financial measures should not be viewed in isolation, are not a substitute for GAAP measures, and have limitations which include but are not limited to the following: (a) Adjusted EBITDA excludes expenses related to business separation, restructuring and cost reduction actions which we do not consider to be representative of our underlying business operations, however, these disclosed items represent costs to Versum; (b) Adjusted EBITDA is not intended to be a measure for management’s discretionary use, as it does not consider certain cash requirements such as interest payments, tax payments and debt service requirements; (c) though not business operating costs, interest expense and income tax provision represent ongoing costs of Versum; (d) depreciation, amortization, and impairment charges represent the wear and tear or reduction in value of the plant, equipment, and intangible assets which permit us to manufacture and market our products; and (e) other companies may define non-GAAP measures differently than we do, limiting their usefulness as comparative measures. A reader may find any one or all of these items important in evaluating our performance. Management compensates for the limitations of using non-GAAP financial measures by using them only to supplement our GAAP results and to provide a more complete understanding of the factors and trends affecting our business. In evaluating these non-GAAP financial measures, the reader should be aware that we may incur expenses similar to those eliminated in this presentation in the future. A reconciliation of net income to Adjusted EBITDA as forecasted for 2017 is not provided. Versum Materials does not forecast net income as it cannot, without unreasonable effort, estimate or predict with certainty various components of net income. These components include additional costs associated with the separation from Air Products, further restructuring and other income or charges incurred in 2017 as well as the related tax impacts of these items. Additionally, discrete tax items could drive variability in our forecasted effective tax rate. All of these components could significantly impact net income. Further, in the future, other items with similar characteristics to those currently included in Adjusted EBITDA that have a similar impact on comparability of periods, and which are not known at this time, may exist and impact Adjusted EBITDA.

REPORTED NET INCOME TO ADJUSTED EBITDA FOURTH QUARTER AND FISCAL FULL YEAR 37 Three Months Ended September 30, Year Ended September 30, 2016 2015 % Change 2016 2015 % Change (In millions, except percentages) Net Income Attributable to Versum $ 45.2 $ 43.2 5% $ 212.0 $ 184.1 15 % Add: Interest expense 0.4 — 100% 0.4 0.1 300 % Add: Income tax provision 15.6 3.6 333% 58.8 31.7 85 % Add: Depreciation and amortization 12.5 14.5 (14) % 46.9 56.9 (18) % Add: Noncontrolling interests 1.8 1.4 29% 7.9 7.1 11 % Add: Business separation, restructuring and cost reduction actions 2.5 7.1 (65) % 0.9 21.6 (96) % Adjusted EBITDA $ 78.0 $ 69.8 12% $ 326.9 $ 301.5 8 % Net Income Margin 18.2% 18.6% 21.9% 18.2 % Adjusted EBITDA Margin 31.4% 30.0% 33.7% 29.9%

SEGMENT OPERATING INCOME TO ADJUSTED EBITDA

QUARTER AND FISCAL FULL YEAR

	For the Quarter Ended					For the Quarter Ended				
	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016	Total	December 31, 2014	March 31, 2015	June 30, 2015	September 30, 2015	Total
	(In millions, except percentages)					(In millions, except percentages)				
Materials										
Operating income	$ 68.5	$ 60.1	$ 66.4	$ 57.3	$ 252.3	$ 42.7	$ 53.0	$ 62.9	$ 55.1	$ 213.7
Add: Depreciation and amortization	10.9	10.5	11.2	11.8	44.4	13.4	11.3	11.2	12.2	48.1
Add: Equity affiliates' income	0.2	—	—	—	0.2	0.4	0.3	—	0.3	1.0
Segment Adjusted EBITDA	$ 79.6	$ 70.6	$ 77.6	$ 69.1	$ 296.9	$ 56.5	$ 64.6	$ 74.1	$ 67.6	$ 262.8
Segment Adjusted EBITDA margin(A)	42.2 %	38.9 %	40.1 %	35.8 %	39.2 %	32.2 %	36.1 %	37.7 %	35.1 %	35.4 %
Delivery Systems and Services										
Operating income	$ 15.9	$ 9.7	$ 11.9	$ 13.3	$ 50.8	$ 15.4	$ 14.7	$ 14.1	$ 4.9	$ 49.1
Add: Depreciation and amortization	0.5	0.5	0.5	0.6	2.1	1.8	2.1	2.2	2.2	8.3
Add: Equity affiliates' income	—	—	—	—	—	—	—	—	—	—
Segment Adjusted EBITDA	$ 16.4	$ 10.2	$ 12.4	$ 13.9	$ 52.9	$ 17.2	$ 16.8	$ 16.3	$ 7.1	$ 57.4
Segment Adjusted EBITDA margin(A)	28.9 %	19.6 %	25.2 %	25.0 %	24.8 %	21.6 %	21.0 %	24.4 %	17.9 %	21.6 %
Corporate										
Operating loss	$ (4.7)	$ (3.7)	$ (9.8)	$ (5.1)	$ (23.3)	$ (4.4)	$ (4.5)	$ (5.3)	$ (5.0)	$ (19.2)
Add: Depreciation and amortization	0.1	0.1	0.1	0.1	0.4	0.1	0.1	0.2	0.1	0.5
Add: Equity affiliates' income	—	—	—	—	—	—	—	—	—	—
Segment Adjusted EBITDA	$ (4.6)	$ (3.6)	$ (9.7)	$ (5.0)	$ (22.9)	$ (4.3)	$ (4.4)	$ (5.1)	$ (4.9)	$ (18.7)
Total Versum Adjusted EBITDA	$ 91.4	$ 77.2	$ 80.3	$ 78.0	$ 326.9	$ 69.4	$ 77.0	$ 85.3	$ 69.8	$ 301.5

(A) Adjusted EBITDA margin is calculated by dividing Adjusted EBITDA by sales.

VERSUM MATERIALS

38